UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2014

SOLAR WIND ENERGY TOWER INC.

(Exact name of registrant as specified in its charter)

Clean Wind Energy Tower, Inc.

(Former name of registrant in its charter)

Nevada	000-53035	82-6008752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland  21401

(Address of principal executive offices) (zip code)

 (410) 972-4713

(Registrant's telephone number, including area code)

Copies to:

Gregg E. Jaclin

Szaferman, Lakind, Blumstein & Blader, P.C.

101 Grovers Mill Rd, Suite 200

Lawrenceville, NJ 08648

Phone: (609) 275-0400

Fax: (609) 275-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events- Press Release -Letter to Shareholders of Record

On March 18, 2014, Solar Wind Energy Tower, Inc. released a press release disclosing that it had released a Letter to Shareholders of Record.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated March 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR WIND ENERGY TOWER INC.

Date: March 18, 2014	By:/s/Ronald W. Pickett
Name: Ronald W. Pickett
Title: CEO, President and Chairman